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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 29, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE              000-24439         33-0803204
         ---------------------------------------------------------------
         (STATE OR OTHER         (COMMISSION FILE    (IRS EMPLOYER
         JURISDICTION OF         NUMBER)             IDENTIFICATION NO.)
         INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 29, 2007, Hines Nurseries, Inc. (the "Company"), a wholly-owned subsidiary of Hines Horticulture, Inc., entered into a Limited Waiver (the "Waiver") to the Loan and Security Agreement, dated January 18, 2007, by and among Bank of America, N.A., PNC Bank, National Association, and GMAC Commercial Finance LLC (the "Loan and Security Agreement"). Pursuant to the Waiver, the required lenders under the Loan and Security Agreement waived certain defaults under the Loan and Security Agreement and extended to June 28, 2007 the deadline for filing of the financial statements for the fiscal year ended December 31, 2006 and the fiscal quarter ended March 31, 2007. This waiver was granted for the period commencing on the date of the Waiver through June 28, 2007.

     The foregoing description of the Waiver is qualified in its entirety by reference to the full terms of the Waiver, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

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Exhibit No.    Description
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 10.1          Limited Waiver to Loan and Security Agreement, dated May 29,
               2007, by and among Hines Nurseries, Inc., Bank of America, N.A., PNC Bank, National Association and GMAC Commercial Finance LLC.
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2007            HINES HORTICULTURE, INC.

                              By: /S/ CLAUDIA M. PIEROPAN
                                  -----------------------------------------
                                  Claudia M. Pieropan
                                  Chief Financial Officer, Secretary and
                                  Treasurer

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Exhibit Index

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Exhibit No.    Description
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 10.1          Limited Waiver to Loan and Security Agreement, dated May 29,
               2007, by and among Hines Nurseries, Inc., Bank of America, N.A., PNC Bank, National Association and GMAC Commercial Finance LLC.

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